EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER

                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Autec Associates, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), we, Arthur Garrison, as President/Chief Executive Officer and Luther Jefferies, as Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Quarterly Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 18, 2003                    /s/ Arthur Garrison
                                          -------------------
                                          Arthur Garrison, President and Chief
                                          Executive Officer

Dated: August 18, 2003                    /s/ Luther Jefferies
                                          --------------------
                                          Luther Jefferies, Chief Financial
                                          Officer